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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest
                       event reported): May 4, 2004



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

  On May 4, 2004, President Casinos, Inc. announced that the agreement to sell the assets of its St. Louis casino operations on the "Admiral" to Isle of Capri Casinos, Inc. was terminated by mutual agreement of both parties. A copy of the press release is filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

  (c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2004

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik
                                 Senior Vice President and
                                 Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

  99.1     Press release dated May 4, 2004.